EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Intellicall, Inc. of our report dated February 29, 1997 appearing on page F-2 of this Form 10-K.


/s/ Price Waterhouse LLP                3/27/97
                                         Date

PRICE WATERHOUSE LLP

Dallas, Texas
March 27, 1997